RIMCO MONUMENT FUNDS
    RIMCO Monument Stock Fund
    RIMCO Small Capitalization Equity Fund

SUPPLEMENT TO COMBINED PROSPECTUS DATED JUNE 30, 1995
Please delete the second paragraph of the Adviser's Background section on page 26 of the Combined Prospectus, and replace it with the following:
     As of November 20, 1995, Philip D. Tasho has assumed portfolio management responsibility of the RIMCO Monument Stock and Small Capitalization Equity Funds. Mr. Tasho is the Chief Executive Officer and Chief Investment Officer of RIMCO and served as the manager of the RIMCO Monument Stock Fund from its inception through June, 1994.
     Most recently, Mr. Tasho was a Vice President at Shawmut Investment Advisers in Boston, MA from 1994 to 1995. Prior to that, Mr. Tasho served as a Managing Director of RIMCO and was a member of the senior management committee from 1990 to 1994. He also served as a Senior Portfolio Manager for the Sovran Bank in Bethesda and as Director of Research for the same bank at its Richmond head office. He started his career as a Trust Investment Officer for the First American Bank in Washington.
     Mr. Tasho earned a B.A. in Russian from Grinnel College and an M.B.A.
     in Finance and Investments from George Washington University. He holds a CFA from the Institute of Chartered Financial Analysts.

                                                               November 27, 1995

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   RIGGS INVESTMENT MANAGEMENT CORP.
(RIMCO)

   Adviser
   FEDERATED SECURITIES CORP.

   Distributor

   Cusip 766730402
   Cusip 766730501